UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBDQQ*	*

*	The registrant’s common shares trade on the OTC Pink Open Market under the symbol “DBDQQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, Jonathan B. Leiken, Executive Vice President, Chief Legal Officer and Secretary of Diebold Nixdorf, Incorporated (the “Company”), notified the Company that he has decided to resign to accept another senior executive position outside of the Company. Mr. Leiken expects to remain with the Company until it emerges from its bankruptcy proceedings, which is currently anticipated to occur in August 2023. Elizabeth C. (Lisa) Radigan, the Company’s current Executive Vice President and Chief People Officer, will succeed Mr. Leiken as part of the Company’s long-term succession planning.

Item 8.01	Other Events

As previously disclosed, on June 1, 2023, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “U.S. Bankruptcy Code”). The cases are being jointly administered under the caption In re: Diebold Holding Company, LLC, et al. (Case No. 23-90602) (the “Chapter 11 Cases”). Additionally, as previously disclosed, on June 1, 2023, Diebold Nixdorf Dutch Holding B.V. (“Diebold Dutch”) filed a scheme of arrangement relating to certain of the Company’s subsidiaries and commenced voluntary proceedings (the “Dutch Scheme Proceedings”) under the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) in the District Court of Amsterdam (the “Dutch Court”). In addition, as previously disclosed, on June 12, 2023, Diebold Dutch filed a voluntary petition for relief under chapter 15 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court seeking recognition of the Dutch Scheme Proceedings and related relief (the “Chapter 15 Proceedings”). The Debtors and Diebold Dutch continue to be under the jurisdiction of the U.S. Bankruptcy Court.

As previously disclosed, on July 13, 2023, the U.S. Bankruptcy Court entered an order confirming the Debtors’ Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Diebold Holding Company, LLC and its Debtor Affiliates as revised July 7, 2023 (the “U.S. Plan”).

On August 2, 2023, the Dutch Court entered an order sanctioning the Netherlands WHOA Plan of Diebold Nixdorf Dutch Holding B.V. and the Dutch Scheme Companies (the “WHOA Plan”) in the Dutch Scheme Proceedings.

The U.S. Plan and WHOA Plan will become effective when certain conditions are satisfied or waived, including, the U.S. Bankruptcy Court having entered an order in the Chapter 15 Proceedings recognizing the Dutch Scheme Proceedings and the WHOA Plan.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The factors that may affect the Company’s results include, among others: the participation by the Company’s lenders and noteholders in the Restructuring Transactions; the ability to negotiate and execute definitive documentation with respect to the Restructuring Transactions; satisfaction of any conditions in any such documentation; the availability of alternative transactions; the impact of publicity surrounding, and risks and uncertainties relating to, the Chapter 11 Cases and Dutch Scheme Proceedings, including but not limited to, the Company’s ability to obtain U.S. Bankruptcy Court approval with respect to motions in the Chapter 11 Cases and Dutch Court approval with respect to motions in the Dutch Scheme Proceedings, the effects of the Chapter 11 Cases and the Dutch Scheme Proceedings on the Company and on the interests of various constituents, U.S. Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, Dutch Court rulings in the Dutch Scheme Proceedings and the outcome of the Dutch Scheme Proceedings in general, the length of time the Company will operate under the Chapter 11 Cases and Dutch Scheme Proceedings, risks associated with any third-party motions in the Chapter 11 Cases and Dutch Scheme Proceedings, the potential adverse effects of the Chapter 11 Cases and Dutch Scheme Proceedings on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Debtors’ $1.25 billion debtor-in-possession term loan credit facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from Chapter 11 Cases and Dutch Scheme Proceedings as a going concern; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common shares, and the trading price and volatility of the Company’s indebtedness and other claims, and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and in other documents the Company files with the SEC.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: August 3, 2023	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary